Exhibit 99.1

WWW . DAKOTAPLAINS . COM NYSE MKT: DAKP C ORPORATE P RESENTATION J UNE 2015

Statements made by representatives of Dakota Plains Holdings, Inc . (“Dakota Plains” or the “Company”) during the course of this presentation that are not historical facts, are forward - looking statements . These statements are based on certain assumptions and expectations made by the Company which reflect management’s experience, estimates and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate . Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or anticipated in the forward - looking statements . These include risks relating to global economics or politics, our ability to obtain additional capital needed to implement our business plan, minimal operating history, loss of key personnel, lack of business diversification, reliance on strategic, third - party relationships, financial performance and results, prices and demand for oil, our ability to make acquisitions on economically acceptable terms, and other factors described from time to time in the Company’s periodic reports filed with the SEC that could cause actual results to differ materially from those anticipated or implied in the forward - looking statements . Dakota Plains undertakes no obligation to publicly update any forward - looking statements, whether as a result of new information or future events . 2 F ORWARD L OOKING

» Operate the Pioneer Terminal in New Town, ND » Preferred location in the heart of Mountrail County » T hird 90,000 bbl crude oil storage tank operational in July 2015 □ Increases transloading capabilities to 80,000 bopd » Brought all transloading operations in - house effective June 1, 2015 □ Anticipate significant cost savings » Sand volumes increasing despite lower rig count » Retained financial advisor and initiated s trategic a lternatives process in 1 st quarter of 2015 » Settlement reached with trustee on Lac Megantic incident 3 H IGHLIGHTS

Dakota Plains Holdings, Inc. is an integrated midstream energy company operating the Pioneer Terminal with services that include outbound crude oil storage, logistics, and rail transportation and inbound frac sand logistics. The Pioneer Terminal is located in Mountrail County, North Dakota, where it is uniquely positioned to exploit opportunities in the heart of the Bakken and Three Forks plays of the Williston Basin. » NYSE - MKT: DAKP » Recent closing price: $1.33 on June 17, 2015 » Headquarters: Wayzata, MN » FD Shares Outstanding: 57.7m as of March 31, 2015 » Long Term and Current Debt: $51.4m; $6m of available credit as of March 31, 2015 » Auditor: Mantyla McReynolds, LLC » Transfer Agent: Interwest Transfer Co, Inc. » Investor Inquiries: Dan Gagnier, Sard Verbinnen & Co, (212) 687 - 8080 4 I NFORMATION

5 B USINESS Frac Sand Storage & Transloading Crude Oil Storage & Transloading Crude Oil Logistics & Transport Oil Outbound Sand Inbound

T RANSFORMATION 2 Years Ago 2015 i ndirect investment in 3 50/50 JVs 0 o perating control 26 k b/d average throughput 4 ladder tracks 0 crude oil storage $ 28 m in debt at 12% 100 % o wnership and operating c ontrol c. 50 k b/d average throughput 2 loop tracks and 8 ladder tracks 180 k bbls crude oil storage; 270 k bbls by summer 97.5 k tons per quarter of frac sand $ 51 m debt at ≈ 5.5% 6

7 F OUR LADDER TRACKS = 10,000 FEET UNIMIN FRAC SAND T ERMINAL 10 STATION RAIL LOADING 10 TRUCK OFFLOAD STATIONS 180 K BBLS STORAGE , 270 K S UMMER 2015 T WO I NBOUND PIPELINES K INDER M ORGAN , P ELICAN & T ARGA P IPELINE CDP S P IONEER T ERMINAL

8 Bakken Heat Map – May 13, 2015 publication Crude By Rail Terminals □ One of 3 rail terminals on the Canadian Pacific line □ In the heart of current drilling activity □ Capacity for 5 inbound pipelines; two connected □ Access to only Missouri River bridge crossing for 70 miles Location Highlights: L OCATION - L OGISTICS

9 L OCATION – C OUNTY P RODUCTION Source: RBC Capital Markets Bakken Heat Map – May 13, 2015 publication

10 L OCATION – P ERMIT A CTIVITY

11 □ Land is owned by Dakota Plains Holdings, Inc. □ Commenced operations August 2010 □ Generates revenue through fee/ bbls □ Double loop track, each 120 car capable □ 180,000 bbls of storage, third 90,000 bbls tank scheduled to be operational in July 2015 □ Third loop track and incremental storage under consideration □ 10,000 feet of incremental ladder tracks adds to operational efficiency O PERATIONS - O IL

12 □ Land is owned Dakota Plains Holdings, Inc. □ Commenced frac sand transloading operations June 2014 □ Generates revenue through fee/ton paid by Unimin □ 8,500 feet of dedicated track space □ 8,000 tons of storage □ Track expansion and additional storage under consideration O PERATIONS - S AND

13 2014 2015 P IONEER T RANSLOADING

14 R AIL VS . P IPE Sources: North Dakota Pipeline Authority (NDPA) Pipeline Volume

H ISTORICAL A CTUALS VS . A VAILABLE 15 Sources: NDPA Monthly Update June 12, 2015 & Export Options Table • Pipeline takeaway capacity grew from 555,000 bpd in Q4 2014 to 739,000 bpd in Q1 2015 with Kinder Morgan’s Double H & Butte’s Expansion pipelines both coming online. • Montana production is still undefined, used 75,000 bpd as a place holder. Bakken Production Pipeline Crude By Rail Tesoro's Refinery Month Actual Bpd Actual Bpd % of Takeaway % of Capacity Actual Bpd % of Takeaway % of Capacity Actual Bpd % of Takeaway % of Capacity October 1,261,681 428,972 34% 77% 757,009 60% 58% 63,084 5% 93% November 1,266,408 443,243 35% 80% 747,181 59% 57% 63,320 5% 93% December 1,307,185 457,515 35% 82% 771,239 59% 59% 65,359 5% 96% January * 1,266,372 443,230 35% 60% 734,496 58% 56% 75,982 6% 112% February * 1,253,082 476,171 38% 64% 689,195 55% 53% 75,185 6% 111% March * 1,265,502 506,201 40% 68% 683,371 54% 53% 63,275 5% 93% April * 1,243,636 485,018 39% 66% 671,563 54% 52% 74,618 6% 110% 7 Month Changes - 18,045 56,046 5% - 12% - 85,446 - 6% - 7% 11,534 1% 17%

S TRATEGIC A LTERNATIVES Combination Acquisition Recapitalization Sale with other company or MLP of strategic & accretive assets (or company) of debt/equity/structure to buyer pending level of interest Oil Sand Opportunity Set Destination terminals Origination terminals MLP qualified assets Debt syndication Stock buyback program Strategic merger targets Potential buyers 16

17 17 G ROWTH Phase 4 Phase 5 Phase 6 Phase 1 Phase 2 Phase 3 2010 2017E Tank #3 under construction; operational July 2015 $6m fully funded Loop Track #3 under evaluation $5m est. Tanks #4, #5, & loading expansion $25m est. Tank #6 & infrastructure $6m est. k b/d oil 20 40 80 160 Oil

P RIORITIES Tank #3 Construction Operations Efficiency Throughput Contracts Debt Refinancing Strategic Alternatives i ncreased focus on spot volumes bring outsourced operations in - house commission by July 2015 Strategy Committee process on behalf of Board $22.5 million due December 2015 2015 18

19 A PPENDIX

20 C RUDE B Y R AIL T ERMINALS – J ULY 2015 Dakota Plains New Town - CP c. 80k bpd 3 rd Party OK Storage = 270k BOE Midstream Dickinson - BNSF c. 200k bpd Belle Fourche Pipe Storage ≈ 650k Global/Basin Zap - BNSF c. 60k bpd 3 rd Party OK Storage ≈ 140k Savage Trenton - BNSF c. 175K bpd 2 - Gathering Lines Storage ≈ 300k Crestwood Partners Epping - BNSF c. 160k bpd Beaver Lodge Pipe Storage ≈ 1.1M Hess Tioga - BNSF c. 140k bpd Gathering 3 rd Party ? Storage ≈ 270k Global/Basin Stampede - CP c. 80k bpd No 3 rd Party Storage ≈ 200k Musket Corp. Dore - BNSF 6 0k bpd Banner Pipeline 3 rd Party OK Storage ≈ 90k Great Northern Power Development Fryburg - BNSF BakkenLink Pipeline c. 70k bpd Storage ≈ 45 0k Plains All American Van Hook - CP c. 65K bpd No 3 rd Party Storage ≈ 300k Plains All American Ross – BNSF c. 68k bpd Gathering Robinson Lake Pipe Storage ≈ 200k EOG Stanley - BNSF 75k bpd NO 3 rd Party Storage ≈ 240k Enbridge Berthold - BNSF c. 80k bpd Gathering Storage ≈ 300k Tesoro Logistics Refinery Mandan 68k bpd April 2015 Results Production ≈ 1.24M bpd Pipeline = 485k bpd Tesoro = 74k bpd Truck = 12k bpd Rail = 671k bpd Northstar Fairview – BNSF c. 100k bpd Q2 2015 Storage = 515k Phillips 66 Palermo – BNSF c. 80k bpd + Q4 2015 Storage = 300k NDPA Monthly Update

1 Q 2015 S UMMARY R ESULTS 21 all results in $mm 1q 2015 1q 2014 Consolidated Revenue $ 9.4 $ 5.5 Net Income $ 0.2 $ (0.4) EBITDA $ 3.9 $ 0.3 Oil Transloading Revenue $ 8.5 $ 5.5 Sand Transloading (a) Revenue $ 0.9 (a) Commenced operations in June 2014

FY 2014 S UMMARY R ESULTS 22 all results in $mm FY 2014 FY 2013 Consolidated Net Income $ (3.3) $ (1.7) EBITDA $ 3.4 $ 2.4 Oil Transloading JV Revenue $ 26.8 $ 17.5 Income $ 6.7 $ 4.3 Sand Transloading JV (a) Revenue $ 1.4 Income $ 0.4 Discontinued Operations Income from Marketing JV $ (0.4) $ 3.0 Income from Trucking JV $ 0.6 $ 0.1 (a) Commenced operations in June 2014

EBITDA R ECONCILIATION - 1 Q 2015 R ESULTS 23 2015 2014 Net Income (Loss) 182,993$ (445,399)$ Add Back: Income Tax Provision (Benefit) 127,500 (514,885) Depreciation and Amortization 1,108,014 1,035,215 Share Based Compensation 509,531 1,128,932 Interest Expense 1,946,742 502,136 Adjusted EBITDA 3,874,780$ 1,705,999$ Adjusted EBITDA Attributable to Non-Controlling Interests - 1,384,417 Adjusted EBITDA Attributable to Shareholders of Dakota Plains Holdings, Inc. 3,874,780$ 321,583$ Dakota Plains Holdings, Inc. Reconciliation of Adjusted EBITDA March 31, Three Months Ended Non-GAAP Financial Measures

EBITDA R ECONCILIATION - 4 Q AND FY 2014 R ESULTS 24 2014 2013 2014 2013 2012 Net Income (Loss) 185,474$ 337,304$ 2,256,678$ (1,725,364)$ (2,000,670)$ Add Back: Income Tax Provision (Benefit) 287,155 228,000 (854,993) (1,054,000) (1,380,541) Depreciation and Amortization 1,103,066 47,623 4,332,900 179,546 165,313 Share Based Compensation - Employees and Directors 425,993 323,152 2,330,651 2,753,817 502,604 Share Based Compensation - Consultants - 18,574 - 299,288 - Interest Expense 1,290,173 868,775 2,793,190 3,630,950 29,211,978 Gain (Loss) on Extinguishment of Debt - (1,726,515) - (1,726,515) (14,708,909) Adjusted EBITDA 3,291,861$ 96,913$ 10,858,426$ 2,357,722$ 11,789,775$ Adjusted EBITDA Attributable to Non-Controlling Interests 1,438,636 - 7,411,785 - - Adjusted EBITDA Attributable to Shareholders of Dakota Plains Holdings, Inc. 1,853,225$ 96,913$ 3,446,641$ 2,357,722$ 11,789,775$ Non-GAAP Financial Measures Dakota Plains Holdings, Inc. Reconciliation of Adjusted EBITDA Three Months Ended Year Ended December 31, December 31,

GOVERNANCE

STOCKHOLDER FOCUSED

PERFORMANCE DRIVEN

BOARD OF DIRECTORS

ADAM KROLOFF
CHAIRMAN OF THE BOARD

STEVEN BLANK
INDEPENDENT DIRECTOR

DAVID FELLON
INDEPENDENT DIRECTOR

GARY ALVORD
LEAD INDEPENDENT DIRECTOR

CRAIG MCKENZIE
CEO & EXECUTIVE DIRECTOR

MANAGEMENT

GABE CLAYPOOL
PRESIDENT & COO

TIM BRADY
CFO

JIM THORNTON
GENERAL COUNSEL

Board reduced to 5 directors eff. May 1, 2015

DAKOTA PLAINS
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